Exhibit 10.12
ACCESSION AGREEMENT
Dated as of April 4, 2007
     Reference is hereby made to the INTERCREDITOR AND MASTER COLLECTION ACCOUNT AGREEMENT, dated as of December 7, 2006 (the “Agreement”) among,
WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as the Collateral Custodian under the Wachovia Warehouse Agreement, the Trust Collateral Agent under the Existing Securitizations, the Indenture Trustee under the Existing Indentures and the Master Collection Account Agent under this Agreement (“Wells Fargo”),
WACHOVIA CAPITAL MARKETS, LLC, in its capacity as the Administrative Agent under the Wachovia Warehouse Agreement (“Wachovia Warehouse Collateral Agent”),
DRIVE CONSUMER USA INC. (“Drive”),
DRIVE WAREHOUSE LP (“Drive Warehouse”),
DRIVE RECEIVABLES CORP. 6, DRIVE RECEIVABLES CORP. 7, DRIVE RECEIVABLES CORP. 8, DRIVE RECEIVABLES CORP. 9, DRIVE RECEIVABLES CORP. 10, DRIVE RECEIVABLES CORP. 11 and DRIVE RECEIVABLES CORP. 12 (each a “Seller” and collectively the “Existing Sellers”),
DRIVE AUTO RECEIVABLES TRUST 2003-2, DRIVE AUTO RECEIVABLES TRUST 2004-1, DRIVE AUTO RECEIVABLES TRUST 2005-1, DRIVE AUTO RECEIVABLES TRUST 2005-2, DRIVE AUTO RECEIVABLES TRUST 2005-3, DRIVE AUTO RECEIVABLES TRUST 2006-1 AND DRIVE AUTO RECEIVABLES TRUST 2006-2, (each a “Trust” or an “Issuer” and collectively the “Existing Trusts” or the “Existing Issuers”),
MBIA INSURANCE CORPORATION, in its capacity as the Class A Insurer under the MBIA Securitizations (“MBIA”), and
FINANCIAL SECURITY ASSURANCE INC., in its capacity the Class A Insurer under the FSA Securitizations (“FSA”).
     Unless otherwise defined herein, or the context otherwise requires, capitalized terms used in this Accession Agreement have the meanings ascribed thereto in the Agreement. This is an Accession Agreement and is being entered into pursuant to the Agreement.
     1. Each of the undersigned Other Parties hereby:

     (a) acknowledges and confirms that it has received a copy of the Agreement and the exhibits thereto;
     (b) agrees to be bound by the terms and conditions set forth in the Agreement as if it were an original signatory thereto; and
     (c) advises each of the parties to the Agreement of the following with respect to the Other Party for purposes of the Agreement:
2.	Names and Addresses of Other Parties:

Santander Drive Auto Receivables Trust 2007-1
c/o U.S. Bank Trust National Association
300 Delaware Avenue, 9th Floor
Wilmington, Delaware 19801
Attention: Sterling Correia
Telephone No.: (302) 552-3104
Facsimile: (302) 552-3129

Santander Drive Auto Receivables LLC 8585 North Stemmons Freeway, Suite 1100-N Dallas, TX 75247 Attention: Jim Moore Telephone No.: (214) 237-3530 Facsimile: (214) 237-3570

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
Attention: Structure Finance Surveillance — Santander Drive 2007-1
Facsimile: (212) 312-3220
Confirmation: (800) 352-0001
E-mail: SFsurveillance@fgic.com

3.	Description of Securitization or other Transaction:

The securitization transaction described in the Sale and Servicing Agreement, dated as of April 4, 2007, among Santander Drive Auto Receivables Trust 2007-1, as Issuer, Santander Drive Auto Receivables LLC, as Seller, Santander Consumer USA Inc., as Master Servicer, Wells Fargo Bank, National Association, as Indenture Trustee and Backup Servicer, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof and the other transaction documents related thereto (the “Santander Drive 2007-1 Securitization”).

The Indenture dated as of April 4, 2007 between Santander Drive Auto Receivables Trust 2007-1, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee (the “Santander Drive 2007-1 Indenture”).

4.	Designations under the Agreement:
(a)	The Santander Drive 2007-1 Securitization is a Securitization.

(b)	The Santander Drive 2006-2 Indenture is an Indenture.

(c)	Santander Drive Auto Receivables LLC is a Seller.

(d)	Santander Drive Auto Receivables Trust 2007-1 is a Trust.

(e)	Financial Guaranty Insurance Company is a Class A Insurer.
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     IN WITNESS WHEREOF, the Other Parties have executed this Accession Agreement as of the date first written above.

SANTANDER DRIVE AUTO RECEIVABLES LLC

By: /s/ Jim W. Moore Name: Jim W. Moore Title: Vice President

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2007-1

By: U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee

By: /s/ Sterling C. Correia Name: Sterling C. Correia Title: Vice President

FINANCIAL GUARANTY INSURANCE COMPANY

By: /s/ Matthew Fanelli Name: Matthew Fanelli Title: Director
Signature Page
Accession Agreement to Intercreditor Agreement

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